Exhibit 99.2
 Filed Pursuant to Rule 433Registration Statement No. __________Issuer Free Writing Prospectus Dated October __, 2015Relating to Preliminary Prospectus Supplement Dated October __, 2015  1    $63,250,000 Private PlacementOctober 2016Strictly Confidential

 Caution Regarding Forward Looking Statements  This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of The First Bancshares, Inc. (the “Company”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “seek,” “target,” “potential,” “focus,” “may,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers’ credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets; (ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company’s markets; (xiv) the failure or inadequecy of assumptions and estimates used in the Company’s reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company’s analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company’s periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company’s outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company’s filings with the Securities and Exchange Commission. This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein. This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to the preliminary prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission.  Stephens- To be reviewed by Counsel  2

 These slides may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States.  Non-GAAP Financial Measures  Stephens- To be reviewed by Counsel  3

 Offering Summary      Issuer:  The First Bancshares, Inc.  Ticker:  NASDAQ: FBMS  Offering Type:  Private placement  Security Type:  Mandatorily convertible preferred stock  Offering Amount:  $63,250,000  Expected Closing Date:  October 2016  Conversion:  Convertible into common stock; mandatory conversion immediately following shareholder approval; shareholders meeting scheduled as soon as practical following the offering  Registration:  FBMS will register the shares within 90 days of conversion to common  Use of Proceeds:  Support the acquisitions of Gulf Coast Community Bank and Iberville Bank and for general corporate purposes, including organic growth and other potential acquisitions  Senior Placement Agent:  FIG Partners, LLC  Junior Placement Agent:  Stephens Inc.   Co-Placement Agent:  Keefe, Bruyette & Woods, Inc.  4

Offering Rationale

- Supports the acquisitions of Gulf Coast Community Bank and Iberville Bank
  - Gulf Coast Community Bank - $133 million in assets, headquartered in Pensacola, FL
  - Iberville Bank - $258 million in assets, headquartered in Plaquemine, LA
- Acquisitions are consistent with the Company's expansion strategy first developed in 2009 and will substantially increase the Company's presence in the Baton Rouge MSA and expand FBMS into the contiguous Florida Panhandle market
- Management has a proven track record and history of successful acquisitions
- Strengthens capital ratios
  - Tangible Common Equity
  - Leverage Ratio
  - Total RBC
- Normalizes tangible common equity to appropriate peer levels
- Offering is an opportunity to broaden the Company's investor base and sponsorship
- Greater market capitalization and potential for improved trading liquidity post-offering



TheFirst BANCSHARES, INC. 5

Company Overview: The First Bancshares, Inc.

- **Operates 29 branches and 4 LPOs in the Gulf South Region**

- **Balance Sheet (06/30/16):**
  - Assets - $1.2 billion
  - Gross Loans - $833.0 million
  - Deposits - $1.0 billion
  - CDCI Preferred - $17.1 million
  - Tangible Common Equity - $77.5 million

- **Profitability (6/30/16 YTD):**
  - Net Income of $5.3 million vs $4.2 million YTD 2015
  - ROAA - 0.87%
  - ROATCE - 14.1%
  - Efficiency Ratio of 68.0% vs 71.4% YTD 2015

- **Asset Quality:**
  - Manageable NPA levels
  - Limited direct energy exposure
  - Disciplined approach has concentration levels within regulatory guidelines



Vicksburg
Hattiesburg
Mobile
Baton Rouge
Pensacola
Metairie
New Orleans
Pascagoula
FBMS Locations
LPO Locations

www.thefirstbank.com



Note: Financial information excludes announced mergers of Gulf Coast Community Bank and Iberville Bank
Source: Company documents and SNL Financial

6

Executive Leadership Team

- Executive leadership team has been with the Company for an average of 9 years
- Same team responsible for devising and executing the plan to double the size of the Company

M. Ray "Hoppy" Cole, Jr.	Dee Dee Lowery
President, CEO 30 years experience	Executive VP, CFO 26 years experience
Ion Mixon	**Eric Waldron**
Executive VP, Risk Manager 17 years experience	President, Northern Region 21 years experience
Chris Ryals	**Carol Daniel**
Executive VP, COO 22 years experience	Executive VP, Credit Administrator 34 years experience
Hayden Mitchell	**Dave Bush**
Executive VP, Chief Retail Banking Officer 40 years experience	Executive VP, Private Banking Manager 37 years experience
Ray Wesson	**Wade Neth**
President, Southern Region 24 years experience	President, Alabama Region 30 years experience

Source: Company documents and SNL Financial

The First BANCSHARES, INC. 7

   Source: Company documents  Recent Franchise Expansion  2011  Acquired 8 Whitney Branches in MS: $179 million Deposits  2013  De Novo Expansion: Ocean Springs, MS Branch  2013  Successful Private Placement: $20 million  2013  Acquired First National Bank of Baldwin County in a bankruptcy transaction: $187 million Assets  2014  Acquisition of BCB Holding Co. of Mobile (Bay Bank) with Assets of $79 million/Valued at 115% of TBV Post Acquisition: 30 locations; $250 million Deposits in Mobile MSA 9th Market Ranking  2014  Opened Full Service Office in Baton Rouge, LA Opened Slidell Loan Production Office (New Orleans area)  2015  Expansion into Jackson MS Metro Area with Acquisition of The Mortgage Connection  2016  Opened LPO in Jackson, MS  2016  Pending acquisitions of Gulf Coast Community Bank in Pensacola, FL and Iberville Bank in Plaquemine, LA  8  In 2009, FBMS formulated a 5-year, tri-state expansion strategy focused on branch expansion and acquisitions of banks with assets less than $500 million in MS, AL and LAThe proposed acquisitions of Gulf Coast Community Bank and Iberville Bank are consistent with this strategy

   1 As of June 30, 20162 CAGR based on YTD annualized net income of $10.6 million3 CAGR based on YTD annualized diluted EPS of $1.86Source: SNL Financial; GAAP Data; Company documents  Financial Performance Since 2009  $ In Millions  2009  2010  2011  2012  2013  2014  2015  YTD1  CAGR Since 2009  Balance Sheet                    Total Assets  $478  $503  $681  $721  $941  $1,094  $1,145  $1,225  15.6%  Gross Loans  $320  $333  $388  $414  $583  $707  $776  $833  15.9%  Deposits  $384  $396  $573  $597  $780  $893  $917  1,032  16.4%  Loans/Deposits  83%  84%  68%  69%  75%  79%  85%  81%    Net Income  $1.7  $2.5  $2.9  $4.0  $4.6  $6.6  $8.8  $5.3  29.9%2  ROAA  0.36%  0.51%  0.50%  0.57%  0.49%  0.64%  0.78%  0.87%    ROATCE  4.0%  6.4%  9.2%  10.6%  8.5%  10.9%  12.7%  14.1%    Net Interest Margin2  3.32%  3.74%  3.99%  3.59%  3.44%  3.70%  3.72%  3.68%    Diluted Earnings Per Share  $0.49  $0.74  $0.82  $1.16  $0.96  $1.19  $1.55  $0.93  21.0%3  9

Execution on 5-Year Plan



Asset Growth
CAGR since 2009 (w/ pending deals): 20.6%
CAGR since 2009 (w/o pending deals): 15.6%
Legacy CAGR since 2009: 7.8%
$ in millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$478
$503
$502
$179
$542
$179
$571
$370
$646
$448
$697
$448
$777
$448
$777
$839
2009
2010
2011
2012
2013
2014
2015
YTD*
Pro Forma
Organic Assets
Acquired Assets

*YTD is as of June 30, 2016
Note: Acquired assets excludes Mortgage Connection acquisition and includes pending acquisitions of Gulf Coast Community Bank and Iberville Bank
Source: Company documents



The First BANCSHARES, INC.

10

   Execution on 5-Year Plan  11  *YTD is as of June 30, 2016Source: Company documents

   Execution on 5-Year Plan  12  *YTD is as of June 30, 2016Source: Company documents

   Execution on 5-Year Plan  13  2015 Deposits by Market  2009 Deposits by Market  Source: Company documents

   Market Demographics  14  *FBMS represents an average rate weighted by deposits for each county in which the Company operatesSource: SNL Financial  FBMS operates in diverse markets within the growing Gulf South Hattiesburg is home to University of Southern Mississippi, and its economy is driven by strong retail and medical industries The Mississippi Gulf Coast has a $1.1 billion gaming industry with a focus on tourism and hospitality – currently 12 casinos with 2 additional properties planned for future developmentBaldwin County, AL is among the nation’s fastest growing areas with a heavy manufacturing presence as well as a significant tourism industry

   Commercial Real Estate Portfolio  15  1 Based on internal Company calculationsNote: CRE loans do not include Owner Occupied CRESource: Internal Company documents    2Q 2013  2Q 2014  2Q 2015  2Q 2016  CRE Loans:  $177.8  $166.9  $206.8  $250.1  CRE Annual Growth:  -  (6%)  24%  21%  3 Year CRE Growth  -  -  -  41%  CRE Concentration Ratio1:  210%  188%  207%  231%  C&D Concentration Ratio1:  86%  83%  93%  94%

   Net Interest Margin Analysis  16  Source: GAAP data; Company documents

   Asset Liability Management  17  Source: ALM report by First National Bankers Bank  The Company maintains an asset sensitive balance sheet that would benefit from an increase in interest rates Changes to net interest income and economic value of equity are well within policy limits in all rate shock scenarios    The First Bancshares is Asset Sensitive

Capital Raising Thought Process

Strengthen Capital Levels

- Since early 2015, FBMS has been evaluating the timing of a smaller capital raise intended to strengthen TCE / TA
- During the course of evaluating the capital raise, FBMS was presented with the opportunity to minimize the dilutive effects of the offering

M&A Transactions

- **Gulf Coast Community Bank**
  - Pensacola, FL
  - $133 million in assets
  - $2.3 million transaction value
  - 100% Stock

- **Iberville Bank**
  - Plaquemine, LA
  - $258 million in assets
  - $31.1 million transaction value
  - 100% Cash

Proposed Offering

- $63,250,000
- Support the acquisitions of Gulf Coast Community Bank and Iberville Bank and for general corporate purposes, including organic growth and other potential acquisitions

The First BANCSHARES, INC.
18

 19  Proposed Acquisition   Transaction Value:  $2.3 million  Price / TBV:  39%  Exchange Ratio1:  0.0285x  Consideration:  100% Stock  Shares Issued2:  128,643 FBMS shares issued  PF Ownership3:  2.3%  Cost Saves4:  46%  Transaction Expenses:  $3.3 million (pre-tax)  Intangibles Created:  $2.4 million  Expected Closing:  4th Quarter 2016  TBV Earnback Period:  2.3 years  IRR:  38.3%  Gulf Coast Community Bank  1 Based on FBMS stock price of $17.502 Based on average price of $17.50 for FBMS common stock3 Does not include additional shares from the capital offering4 100% realized in 2017    Financial Highlights    Pro Forma Regional Branch Map  FBMS Locations Gulf Coast Locations        Transaction Terms

Transaction Rationale

Strategic Rationale

- Expansion into attractive contiguous market
- Existing knowledge of the Pensacola market with management structure already in place
- Ability to leverage the Company's lending expertise and higher lending limit to better serve new and existing clients
- Low cost deposit base and well-situated offices provide low cost entry into the Pensacola market
- Operating synergies and current inefficiencies result in significant cost savings

Risk Mitigation

- Comprehensive due diligence process completed, rigorous internal loan review and OREO inspection
- Credit Risk Management reviewed 53% of the total loan portfolio
- Marking down and selling the bulk of the problem loans and OREO greatly reduces credit risk
- $3.5 million gross loan mark (4.0%) and $12.0 million mark on OREO
- Commitment in place to sell $15.8 million in OREO at closing for $6.0 million
- FBMS will only assume $3 million of classified loans and $1.4 million of OREO



TheFirst BANCSHARES, INC. 20

 Expansion into the Pensacola Market  21  Growing economy based on tourism, military and educationVisitors to Pensacola spent $849 million in 2015 and supported approximately 20,000 jobs in the area Location of Naval Air Station Pensacola, employing more than 16,000 military and 7,400 civilian personnelUniversity of West Florida has more than 12,000 students enrolled in its undergrad, graduate and research programsNavy Federal Credit Union recently moved its headquarters to Pensacola, bringing 5,200 jobs to the area with an additional 5,000 expected in coming years  Source: SNL Financial; www.visitpensacola.org; www.navymwrpensacola.com; www.uwf.edu

 22  Proposed Acquisition   Iberville Bank  1 75% realized in 2017, 100% thereafter  Transaction Value:  $31.1 million  Price / TBV:  122%  Consideration:  100% Cash  Cost Saves1:  40%  Transaction Expenses:  $6.0 million (pre-tax)  Intangibles Created:  $6.6 million  Board Representation:  1 seat on bank level Board  Expected Closing:  4th Quarter 2016  TBV Earnback Period:  4.1 years  IRR:  33.9%      FBMS Locations Iberville Bank Locations        Financial Highlights    Pro Forma Regional Branch Map    Transaction Terms

Transaction Rationale

Strategic Rationale

- Founded in 1931, Iberville Bank is an established franchise with deep ties to the local community
- Increases the Company's presence in one of the Gulf South's premier markets, ranking in the top 10 in deposit market share in the Baton Rouge MSA
- Leverages existing local infrastructure for maximum efficiencies
- Low loan/deposit ratio provides significant potential for loan growth
- Excellent credit quality due to strong underwriting standards
- Low cost deposit base with 31% non-interest bearing deposits

Risk Mitigation

- Comprehensive due diligence process completed, rigorous internal loan review
- External loan review by Credit Risk Management - reviewed 53% of the principal loan dollar balance
- Gross credit mark to loans of $3.9 million (2.7%)
- Additional due diligence to measure impact of the recent storm – FBMS has visited all flood-impacted properties
- Approximately 8% of deal value is being held in escrow as contingency for flood-related loan losses
- 3rd party accounting firm reviewed accounting treatment as a section 1361 asset purchase – no deferred tax assets or liabilities to be created in the transaction

TheFirst BANCSHARES, INC. 23

   Iberville provides FBMS with stable, low cost deposits and…  24  Note: All data is representative of Iberville Bank unless indicated otherwise1Net income tax-effected at 35%Source: SNL Financial  …the ability to generate significant operating efficiencies  Loans / Deposits  Cost of Interest-Bearing Deposits  % Noninterest-Bearing Deposits  Efficiency Ratio, FTE  Noninterest Exp. / Avg. Assets  Tax-Effected ROAA1  Avg. Deposits per Branch ($M)

   Core Earnings Capacity   25  Last Twelve Months Core Earnings Reconciliation ($000)1  Baseline earnings of $3.6 million  Excludes revenue synergies opportunities   Excludes ability to leverage excess liquidity of 61.9% Loan / Deposit ratio        1Data for the twelve months ended 6/30/162Tax rate of 35%3Based on Iberville Bank reported LTM noninterest expense of $9,704  3  (S-Corp)  2

 Strengthened Market Presence  26  Strong, diverse economy focused on government, education and energyAs the capitol of Louisiana, more than 22,000 people are employed in state and local government jobs Louisiana State University is one of the largest universities in the country with more than 31,000 students enrolled in undergrad, graduate and research programs Petrochemical hub of the region – ExxonMobil employs approximately 5,000 people in its 8 Baton Rouge locations   Source: SNL Financial; www.brgov.com; www.lsu.edu; www.exxonmobil.com

   Pro Forma Map  Source: SNL Financial  27        FBMS Locations FBMS LPO LocationsGulf Coast Locations Iberville Locations

 28  Pro Forma Deposit Market Composition  2009 Deposits by State  2015 Deposits by State  Pro Forma Deposits by State  Note: Based on June 30, 2015 deposit data  Since 2009, FBMS has significantly improved its geographic diversity and reduced risk by decreasing its percentage of Mississippi deposits from 100% to 54% of total depositsThe Company has expanded into markets with better growth prospects than its legacy branches, driving recent and future growth

 Pro Forma Loans  1 Includes purchase accounting adjustments and $63.25 million capital offering with 5% selling expensesNote: FBMS concentration ratios based on internal Company calculationsSource: SNL Financial, internal Company documents          FBMS  Gulf Coast  Iberville  Pro Forma1  29  Gross Loans:  $143 million   C&D Concentration:  82%   CRE Concentration:  255%  NPA / Assets:  1.54%  Gross Loans:  $87 million   C&D Concentration:  180%   CRE Concentration:  402%  NPA / Assets:  16.58%  Gross Loans:  $831 million   C&D Concentration:  94%   CRE Concentration:  231%  NPA / Assets:  1.13%  Net Loans:  $1,049 million   C&D Concentration:  85%   CRE Concentration:  219%  NPA / Assets:  0.89%

 Pro Forma Deposits  Note: Does not include purchase accounting adjustmentsSource: SNL Financial  30          FBMS  Gulf Coast  Iberville  Pro Forma  Deposits:  $231 million   MRQ Cost of Deposits:  0.16%   Loans / Deposits:  62%  Deposits:  $116 million   MRQ Cost of Deposits:  0.28%   Loans / Deposits:  75%  Deposits:  $1,032 million   MRQ Cost of Deposits:  0.32%   Loans / Deposits:  81%  Deposits:  $1,379 million   MRQ Cost of Deposits:  0.29%   Loans / Deposits:  76%

   Pro Forma Balance Sheet  31  Note: See footnotes on next page for additional detail

   Pro Forma Balance Sheet Footnotes  32    Footnotes  a.  Proceeds from sale of loans and OREO, net of transaction costs  b.  $2.8 million reversal of reserves, $3.5 million loan credit mark, $1.4 million loan rate mark up, and $3.4 million reduction from loan sale  c.  $12.0 million OREO fair value mark plus $6.0 million OREO sold at close  d.  Goodwill created  e.  Core deposit intangible created  f.  Net DTA from fair value adjustments and NOL carry-forward  g.  Time deposit mark  h.  Purchase price, transaction costs, and repayment of FHLB advances  i.  $2.0 million reversal of reserves, $3.9 million loan credit mark and $3.0 million rate mark up  j.  Mark on OREO  k.  Goodwill created  l.  Core deposit intangible created  m.  Time deposit mark  n.  Redemption of FHLB  o.  Proceeds from capital raise, net of expenses

   Pro Forma Impact  33  $63,250,000 common stock raise The transaction is $0.64 dilutive1 to tangible book value at close, earned back over approximately 4.1 yearsPro forma capital ratios:    FBMS(6/30/2016)   Transactions & $63.25 Million Base Offering (6/30/2016)  TCE / TA:  6.4%  8.0%  Leverage Ratio:  8.5%  9.3%  CET1 Ratio:  7.8%  10.2%  Tier 1 Risk Weighted Ratio:  10.5%  12.4%  Total Risk Based Ratio:  11.3%  13.0%  1 Tangible book value dilution from the Gulf Coast Community Bank and Iberville Bank deals is estimated to be $0.64 per share. Overall tangible book value dilution, including capital to be used for general corporate purposes, is estimated to be $0.12 per share.Note: TBV dilution and payback projections assume $63.25 million offering at $17.75 per share

Investment Highlights

FBMS presents an opportunity to invest in a premier Gulf South franchise with an experienced management team and attractive growth opportunities

- Attractive entry point for a growing Gulf South franchise with excellent operating metrics
- The community bank of choice in southern Mississippi, with a growing presence in Alabama, Louisiana and the Florida Panhandle
- Experienced and successful leadership team
- Superior performance and execution on five year plan
  - 14% ROATCE
  - Approaching 1% ROAA
- Minimal direct exposure to energy
- Strengthens capital ratios
- Greater market capitalization and potential for improved trading liquidity post-offering
- Offering is an opportunity to broaden the Company's investor base and sponsorship
- Significant M&A opportunities with over 180 potential target banks
- Opportunity to invest in a growth story



TheFirst BANCSHARES, INC. 34

Growing in the Gulf South  35